EXHIBIT 32.02

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, for the purposes of 18 U.S.C. Section 1350, in his capacity as an officer of General Steel Holdings, Inc. (the “Company”), that, to his knowledge:

(a) the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2005, as filed with the Securities and Exchange Commission (the “Report”), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(b) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated February 12, 2007

/s/ John Chen
John Chen
Chief Financial Officer and Director